MANAGERS TRUST I

Managers AMG FQ Tax-Managed U.S. Equity Fund

Managers AMG FQ U.S. Equity Fund

Supplement dated October 15, 2010 to the

Prospectus dated March 1, 2010, as supplemented April 30, 2010

The following information supplements and supersedes any information to the contrary relating to Managers AMG FQ Tax-Managed U.S. Equity Fund and Managers AMG FQ U.S. Equity Fund (the “Funds”), each a series of Managers Trust I (the “Trust”), contained in the Funds’ Prospectus dated and supplemented as noted above (the “Prospectus”).

By the end of the year, Christopher G. Luck will retire from First Quadrant L.P. In anticipation of Mr. Luck’s retirement, Mr. Luck no longer serves as a portfolio manager of the Funds with day-to-day portfolio management responsibility of each Fund’s portfolio and has been replaced by Andrew L. Berkin, PhD. Mr. Berkin is a Director of Equities Research of First Quadrant L.P., a position he has held since 2004. Mr. Berkin’s responsibilities include portfolio management, equity forecasts and, with respect to the Managers AMG FQ Tax-Managed U.S. Equity Fund, tax efficient equity strategies. Mr. Berkin and Jia Ye are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio and for supervising the day-to-day operations of the portfolio management team dedicated to the Funds. Accordingly, all references in the Prospectus to Mr. Luck are hereby deleted and all references to the portfolio managers of the Funds shall refer to Jia Ye and Andrew L. Berkin.